Exhibit 10.2


                   SECOND AMENDED AND RESTATED TRANCHE A NOTE


$5,000,000                                                          May 1, 2002

     This Second Amended and Restated Tranche A Note (this "Note") amends and restates, and carries forward and without interruption or novation, the indebtedness evidenced by, the Tranche A Note, dated May 31, 2000 (the "Original Tranche A Note"), as amended and restated by the Amended and Restated Tranche A Note, dated October 1, 2001 (the "Amended Tranche A Note"), issued by CRL Systems, Inc., a Nevada corporation (the "Borrower") in favor of Harman Acquisition Corp. (f/k/a Orban Inc.), a Delaware corporation (the "Lender").

     FOR VALUE RECEIVED, Borrower hereby unconditionally promises to pay to the order of Lender, at the Lender's Payment Office, in lawful money of the United States of America and in immediately available funds, the principal amount of Five Million Dollars ($5,000,000) ON DEMAND, OR IF NO DEMAND IS SOONER MADE, ON THE DATE AND IN THE AMOUNTS SPECIFIED IN THE CREDIT AGREEMENT (as defined below). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding, at the rates specified in the Credit Agreement, ON DEMAND, OR IF NO DEMAND IS SOONER MADE, ON THE DATES SPECIFIED IN THE CREDIT AGREEMENT. Notwithstanding anything to the contrary set forth in this Note or the Credit Agreement dated as of May 31, 2000, as amended by the First Extension Agreement, dated September 29, 2000, the Second Extension Agreement, dated November 28, 2000, the Third Extension Agreement, dated January 18, 2001, the Fourth Extension Agreement, dated February 22, 2001, the Tranche A Extension Agreement, dated March 30, 2001, the Tranche A Note and Tranche B Note Extension Agreement, dated April 16, 2001, the Amendment to Credit Agreement, dated as of October 1, 2001 and the Second Amendment to Credit Agreement, dated as of May 1, 2002 and as further amended, restated, supplemented or otherwise modified from time to time (collectively, the "Credit Agreement"), the principal amount of this Note together with all interest accrued thereon shall be payable ON DEMAND, REGARDLESS OF WHETHER OR NOT A DEFAULT OR EVENT OF DEFAULT EXISTS UNDER THE CREDIT AGREEMENT.

     The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement (or any error therein) shall not affect the obligations of the Borrower in respect of this Note or the Credit Agreement.

     This Note (a) is the Tranche A Note referred to in the Credit Agreement, between the Borrower and the Lender, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Security Documents. Reference is hereby made to the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the


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guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof

     Without impairing the demand nature of this Note, upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest, notice of acceleration and intent to accelerate, and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.




                              CRL SYSTEMS, INC.


                              /s/ C. Jayson Brentlinger
                              --------------------------------------
                              C. Jayson Brentlinger, President and
                              Chairman of the Board



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                           Schedule to Tranche A Note

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| Date of Principal | Amount of        | Unpaid Principal |  Notation Made By |
| Payment on Note   | Principal Paid   | Balance of Note  |                   |
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